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                                                                   EXHIBIT 10.38

                         GLOBAL PREFERRED HOLDINGS, INC.
                              STOCK INCENTIVE PLAN

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                         GLOBAL PREFERRED HOLDINGS, INC.
                              STOCK INCENTIVE PLAN

                                   SECTION 1.
                                     PURPOSE

         The purpose of this Plan is to promote the interests of the Company by providing the opportunity to purchase Shares or to receive compensation which is based upon appreciation in the value of Shares to Employees in order to attract and retain Employees by providing an incentive to work to increase the value of Shares and a stake in the future of the Company which corresponds to the stake of each of the Company's stockholders. The Plan provides for the grant of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards and Stock Appreciation Rights to aid the Company in obtaining these goals.

                                   SECTION 2.
                                   DEFINITIONS

         Each term set forth in this Section shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular, and reference to one gender shall include the other gender.

         2.1      BOARD means the Board of Directors of the Company.

         2.2 CAUSE shall mean an act or acts by an Employee involving (a) the use for profit or disclosure to unauthorized persons of confidential information or trade secrets of the Company, a Parent or a Subsidiary, (b) the breach of any contract with the Company, a Parent or a Subsidiary, (c) the violation of any fiduciary obligation to the Company, a Parent or a Subsidiary,
(d) the unlawful trading in the securities of the Company, a Parent or a Subsidiary, or of another corporation based on information gained as a result of the performance of services for the Company, a Parent or a Subsidiary, (e) a felony conviction or the failure to contest prosecution of a felony, or (f) willful misconduct, dishonesty, embezzlement, fraud, deceit or civil rights violations, or other unlawful acts.

         2.3      CHANGE OF CONTROL means either of the following:

                  (a) any transaction or series of transactions pursuant to which the Company sells, transfers, leases, exchanges or disposes of substantially all (i.e., at least eighty-five percent (85%)) of its assets for cash or property, or for a combination of cash and property, or for other consideration; or

                  (b) any transaction pursuant to which persons who are not current stockholders of the Company acquire by merger, consolidation, reorganization, division or other business combination or transaction, or by a purchase of an interest in the Company, an interest in the Company so that after such transaction, the stockholders of the Company immediately prior to such transaction no longer have a controlling (i.e., 50% or more) voting interest in the Company.

However, notwithstanding the foregoing, in no event shall a registered public offering of securities of the Company consummated after the effective date hereof constitute a Change of Control or be included in the calculations above to determine whether a Change of Control has occurred.

         2.4      CODE means the Internal Revenue Code of 1986, as amended.

         2.5 COMMITTEE means any committee appointed by the Board to administer the Plan, as specified in Section 5 hereof. Any such committee shall be comprised entirely of Directors.

         2.6      COMMON STOCK means the common stock of the Company.

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         2.7      COMPANY means Global Preferred Holdings, Inc., a Delaware
corporation, and any successor to such organization.

         2.8 CONSTRUCTIVE DISCHARGE means a termination of employment with the Company by an Employee due to any of the following events IF the termination occurs within thirty (30) days of such event:

                  (a) Forced Relocation or Transfer. The Employee may continue employment with the Company, a Parent or a Subsidiary (or a successor employer), but such employment is contingent on the Employee's being transferred to a site of employment which is located further than 50 miles from the Employee's current site of employment. For this purpose, an Employee's site of employment shall be the site of employment to which they are assigned as their home base, from which their work is assigned, or to which they report, and shall be determined by the Committee in its sole discretion on the basis of the facts and circumstances.

                  (b) Decrease in Salary or Wages. The Employee may continue employment with the Company, a Parent or a Subsidiary (or a successor employer), but such employment is contingent upon the Employee's acceptance of a salary or wage rate which is less than the Employee's prior salary or wage rate.

                  (c) Significant and Substantial Reduction in Benefits. The Employee may continue employment with the Company (or a successor employer), but such employment is contingent upon the Employee's acceptance of a reduction in the pension, welfare or fringe benefits provided which is both significant and substantial when expressed as a dollar amount or when expressed as a percentage of the Employee's cash compensation. The determination of whether a reduction in pension, welfare or fringe benefits is significant and substantial shall be made on the basis of all pertinent facts and circumstances, including the entire benefit (pension, welfare and fringe) package provided to the Employee, and any salary or wages paid to the Employee. However, notwithstanding the preceding, any modification or elimination of benefits which results solely from the provision of new benefits to an Employee by a successor employer as a result of a change of the Employee's employment from employment with the Company to employment with such successor shall not be deemed a Significant and Substantial Reduction in Benefits where such new benefits are identical to the benefits provided to similarly situated Employees of the successor.

         2.9      DIRECTOR means a member of the Board.

         2.10 EMPLOYEE means a common law employee of the Company, a Subsidiary or a Parent.

         2.11 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

         2.12 EXERCISE PRICE means the price which shall be paid to purchase one (1) Share upon the exercise of an Option granted under this Plan.

         2.13 FAIR MARKET VALUE of each Share on any date means the price determined below as of the close of business on such date (provided, however, if for any reason, the Fair Market Value per share cannot be ascertained or is unavailable for such date, the Fair Market Value per share shall be determined as of the nearest preceding date on which such Fair Market Value can be ascertained):

                  (a) If the Share is listed or traded on any established stock exchange or a national market system, including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sale price for the Share (or the mean of the closing bid and ask prices, if no sales were reported), on such exchange or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

                  (b) If the Share is not listed or traded on any established stock exchange or a national market system, its Fair Market Value shall be the average of the closing dealer "bid" and "ask" prices of a Share as reflected on the NASDAQ interdealer quotation system of the National Association of Securities Dealers, Inc. on the date of such determination; or

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                  (c)      In the absence of an established public trading
market for the Share, the Fair Market Value of a Share shall be determined in good faith by the Board.

         2.14 FLSA EXCLUSION means the provisions of Section 7(e) of the Fair Labor Standards Act of 1938 (the "FLSA") that exempt certain stock-based compensation from inclusion in overtime determinations under the FLSA.

         2.15 INSIDER means an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

         2.16 ISO means an option granted under this Plan to purchase Shares which is intended by the Company to satisfy the requirements of Code ss.422 as an incentive stock option.

         2.17 NQSO means an option granted under this Plan to purchase Shares which is not intended by the Company to satisfy the requirements of Code ss.422.

         2.18     OPTION means an ISO or a NQSO.

         2.19 OUTSIDE DIRECTOR means a Director who is not an Employee and who qualifies as (1) a "non-employee director" under Rule 16b-3(b)(3) under the 1934 Act, as amended from time to time, and (2) an "outside director" under Code ss.162(m) and the regulations promulgated thereunder.

         2.20 PARENT means any corporation which is a parent of the Company (within the meaning of Code ss.424(e)).

         2.21 PARTICIPANT means an individual who receives a Stock Incentive hereunder.

         2.22 PERFORMANCE-BASED EXCEPTION means the performance-based exception from the tax deductibility limitations of Code ss.162(m).

         2.23 PLAN means the Global Preferred Holdings, Inc. Stock Incentive Plan, as may be amended from time to time.

         2.24 RESTRICTED STOCK AWARD means an award of Shares granted to a Participant under this Plan whereby the Participant has immediate rights of ownership in the Shares underlying the award, but such Shares are subject to restrictions in accordance with the terms and provisions of this Plan and the Stock Incentive Agreement pertaining to the award and may be subject to forfeiture by the individual until the earlier of (a) the time such restrictions lapse or are satisfied, or (b) the time such shares are forfeited, pursuant to the terms and provisions of the Stock Incentive Agreement pertaining to the award.

         2.25     SHARE means a share of the Common Stock of the Company.

         2.26 STOCK APPRECIATION RIGHT means a right granted to a Participant pursuant to the terms and provisions of this Plan whereby the individual, without payment to the Company (except for any applicable withholding or other taxes), receives cash, Shares, a combination thereof, or such other consideration as the Board may determine, in an amount equal to the excess of the Fair Market Value per Share on the date on which the Stock Appreciation Right is exercised over the exercise price per Share noted in the Stock Appreciation Right for each Share subject to the Stock Appreciation Right.

         2.27 STOCK INCENTIVE means an ISO, a NQSO, a Restricted Stock Award or a Stock Appreciation Right.

         2.28 STOCK INCENTIVE AGREEMENT means an agreement between the Company, a Parent or a Subsidiary, and a Participant evidencing an award of a Stock Incentive.

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         2.29     SUBSIDIARY means any corporation which is a subsidiary of the
Company (within the meaning of Code ss.424(f)).

         2.30 TEN PERCENT STOCKHOLDER means a person who owns (after taking into account the attribution rules of Code ss.424(d)) more than ten percent (10%) of the total combined voting power of all classes of shares of stock of either the Company, a Subsidiary or a Parent.

         2.31 VESTING TERMINATION shall mean a termination of the employment of an employee where such termination is done by the Company without Cause or where such termination is a Constructive Discharge.

                                   SECTION 3.
                       SHARES SUBJECT TO STOCK INCENTIVES

         The total number of Shares that may be issued pursuant to Stock Incentives under this Plan shall not exceed 1,500,000, as adjusted pursuant to
Section 10. Such Shares shall be reserved, to the extent that the Company deems appropriate, from authorized but unissued Shares, and from Shares which have been reacquired by the Company. Furthermore, any Shares subject to a Stock Incentive which remain after the cancellation, expiration or exchange of such Stock Incentive thereafter shall again become available for use under this Plan. Notwithstanding anything herein to the contrary, no Participant may be granted Options or Stock Appreciation Rights covering an aggregate number of Shares in excess of 150,000 in any calendar year.

                                   SECTION 4.
                                 EFFECTIVE DATE

         The effective date of this Plan, as documented hereby, shall be the date it is adopted by the Board, as noted in resolutions effectuating such adoption.

                                   SECTION 5.
                                 ADMINISTRATION

         5.1 GENERAL ADMINISTRATION. This Plan shall be administered by the Board. The Board, acting in its absolute discretion, shall exercise such powers and take such action as expressly called for under this Plan. The Board shall have the power to interpret this Plan and, subject to the terms and provisions of this Plan, to take such other action in the administration and operation of the Plan as it deems equitable under the circumstances. The Board's actions shall be binding on the Company, on each affected Employee, and on each other person directly or indirectly affected by such actions.

         5.2 AUTHORITY OF THE BOARD. Except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Board shall have full power to select Employees who shall participate in the Plan, to determine the sizes and types of Stock Incentives in a manner consistent with the Plan, to determine the terms and conditions of Stock Incentives in a manner consistent with the Plan, to construe and interpret the Plan and any agreement or instrument entered into under the Plan, to establish, amend or waive rules and regulations for the Plan's administration, and to amend the terms and conditions of any outstanding Stock Incentives as allowed under the Plan and such Stock Incentives. Further, the Board may make all other determinations which may be necessary or advisable for the administration of the Plan.

         5.3 DELEGATION OF AUTHORITY. The Board may delegate its authority under the Plan, in whole or in part, to a Committee appointed by the Board consisting of not less than one (1) director or other person to whom the powers of the Board hereunder may be delegated in accordance with applicable law. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board. The Committee (if appointed) shall act according to the policies and procedures set forth in the Plan and to those policies and procedures established by the Board, and the Committee shall have such powers and responsibilities as are set forth by the Board. Reference to the Board in this Plan shall specifically include reference to the Committee where the Board has delegated its authority to the Committee, and any action by the Committee pursuant to a delegation of

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authority by the Board shall be deemed an action by the Board under the Plan.
Notwithstanding the above, the Board may assume the powers and responsibilities granted to the Committee at any time, in whole or in part. With respect to Committee appointments and composition, only a Committee (or a sub-committee thereof) comprised solely of two (2) or more Outside Directors may grant Stock Incentives which will meet the Performance-Based Exception, and only a Committee comprised solely of Outside Directors may grant Stock Incentives to Insiders that will be exempt from Section 16(b) of the Exchange Act.

         5.4 DECISIONS BINDING. All determinations and decisions made by the Board (or its delegate) pursuant to the provisions of this Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Directors, Employees, Participants, and their estates and beneficiaries.

         5.5 INDEMNIFICATION FOR DECISIONS. No member of the Board or the Committee (or a sub-committee thereof) shall be liable for any action taken or determination made hereunder in good faith. Service on the Committee (or a sub-committee thereof) shall constitute service as a director of the Company so that the members of the Committee (or a sub-committee thereof) shall be entitled to indemnification and reimbursement as directors of the Company pursuant to its bylaws and applicable law. In addition, the members of the Board, Committee (or a sub-committee thereof) shall be indemnified by the Company against (a) the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, any Stock Incentive granted hereunder, and
(b) against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such individual is liable for gross negligence or misconduct in the performance of his duties, provided that within 60 days after institution of any such action, suit or proceeding a Committee member or delegatee shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

                                   SECTION 6.
                                   ELIGIBILITY

         Employees selected by the Board shall be eligible for the grant of Stock Incentives under this Plan, but no Employee shall have the right to be granted a Stock Incentive under this Plan merely as a result of his or her status as an Employee.

                                    SECTION 7
                            TERMS OF STOCK INCENTIVES

         7.1      TERMS AND CONDITIONS OF ALL STOCK INCENTIVES.

                  (a) Grants of Stock Incentives. The Board, in its absolute discretion, shall grant Stock Incentives under this Plan from time to time and shall have the right to grant new Stock Incentives in exchange for outstanding Stock Incentives. Stock Incentives shall be granted to Employees selected by the Board, and the Board shall be under no obligation whatsoever to grant Stock Incentives to all Employees, or to grant all Stock Incentives subject to the same terms and conditions.

                  (b) Shares Subject to Stock Incentives. The number of Shares as to which a Stock Incentive shall be granted shall be determined by the Board in its sole discretion, subject to the provisions of Section 3 as to the total number of Shares available for grants under the Plan.

                  (c) Stock Incentive Agreements. Each Stock Incentive shall be evidenced by a Stock Incentive Agreement executed by the Company, a Parent or a Subsidiary, and the Participant, which shall be in such form and contain such terms and conditions as the Board in its discretion may, subject to the provisions of the Plan, from time to time determine.

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                  (d)      Date of Grant. The date a Stock Incentive is granted
shall be the date on which the Board (1) has approved the terms and conditions of the Stock Incentive Agreement, (2) has determined the recipient of the Stock Incentive and the number of Shares covered by the Stock Incentive and (3) has taken all such other action necessary to complete the grant of the Stock Incentive.

         7.2      TERMS AND CONDITIONS OF OPTIONS.

                  (a) Necessity of Stock Incentive Agreements. Each grant of an Option shall be evidenced by a Stock Incentive Agreement which shall specify whether the Option is an ISO or NQSO, and incorporate such other terms and conditions as the Board, acting in its absolute discretion, deems consistent with the terms of this Plan, including (without limitation) a restriction on the number of Shares subject to the Option which first become exercisable during any calendar year. The Board and/or the Company shall have complete discretion to modify the terms and provisions of an Option in accordance with Section 12 of this Plan even though such modification may change the Option from an ISO to a NQSO.

                  (b) Determining Optionees. In determining Employee(s) to whom an Option shall be granted and the number of Shares to be covered by such Option, the Board may take into account the recommendations of the Chief Executive Officer of the Company and its other officers, the duties of the Employee, the present and potential contributions of the Employee to the success of the Company, the anticipated number of years of service remaining before the attainment by the Employee of retirement age, and other factors deemed relevant by the Board, in its sole discretion, in connection with accomplishing the purpose of this Plan. An Employee who has been granted an Option to purchase Shares, whether under this Plan or otherwise, may be granted one or more additional Options. If the Board grants an ISO and a NQSO to an Employee on the same date, the right of the Employee to exercise one such Option shall not be conditioned on his or her failure to exercise the other such Option.

                  (c) Exercise Price. Subject to adjustment in accordance with Section 10 and the other provisions of this Section, the Exercise Price shall be as set forth in the applicable Stock Incentive Agreement. With respect to each grant of an ISO to a Participant who is not a Ten Percent Stockholder, the Exercise Price shall not be less than the Fair Market Value on the date the ISO is granted. With respect to each grant of an ISO to a Participant who is a Ten Percent Stockholder, the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date the ISO is granted. If a Stock Incentive is a NQSO, the Exercise Price for each Share shall be no less than the minimum price required by applicable state law, or by the Company's governing instrument, whichever price is greater. Any Stock Incentive intended to meet the Performance-Based Exception must be granted with an Exercise Price equivalent to or greater than the Fair Market Value of the Shares subject thereto. Any Stock Incentive intended to meet the FLSA Exclusion must be granted with an Exercise Price equivalent to or greater than eighty-five percent (85%) of the Fair Market Value of the Shares subject thereto on the date granted.

                  (d) Option Term. Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Stock Incentive Agreement, but no Stock Incentive Agreement shall:

                           (i) make an Option exercisable before the date such Option is granted; or

                           (ii) make an Option exercisable after the earlier of:

                                    (A)      the date such Option is exercised
in full, or

                                    (B)      the date which is the tenth (10th)
anniversary of the date such Option is granted, if such Option is a NQSO or an ISO granted to a non-Ten Percent Stockholder, or the date which is the fifth
(5th) anniversary of the date such Option is granted, if such Option is an ISO granted to a Ten Percent Stockholder. A Stock Incentive Agreement may provide for the exercise of an Option after the employment of an Employee has

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terminated for any reason whatsoever, including death or disability. The
Employee's rights, if any, upon termination of employment will be set forth in the applicable Stock Incentive Agreement.

                  (e) Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised accompanied by full payment for the Shares. Payment for shares of Stock purchased pursuant to exercise of an Option shall be made in cash or, unless the Stock Incentive Agreement provides otherwise, by delivery to the Company of a number of Shares which have been owned and completely paid for by the holder for at least six (6) months prior to the date of exercise (i.e., "mature shares" for accounting purposes) having an aggregate Fair Market Value equal to the amount to be tendered, or a combination thereof. In addition, unless the Stock Incentive Agreement provides otherwise, the Option may be exercised through a brokerage transaction following registration of the Company's equity securities under
Section 12 of the Securities Exchange Act of 1934 as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board. However, notwithstanding the foregoing, with respect to any Option recipient who is an Insider, a tender of shares or a cashless exercise must (1) have met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) be a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless the Stock Incentive Agreement provides otherwise, the foregoing exercise payment methods shall be subsequent transactions approved by the original grant of an Option. Except as provided in subparagraph (f) below, payment shall be made at the time that the Option or any part thereof is exercised, and no Shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a stockholder. Notwithstanding the above, and in the sole discretion of the Board, an Option may be exercised as to a portion or all (as determined by the Board) of the number of Shares specified in the Stock Incentive Agreement by delivery to the Company of a promissory note, such promissory note to be executed by the Participant and which shall include, with such other terms and conditions as the Board shall determine, provisions in a form approved by the Board under which: (i) the balance of the aggregate purchase price shall be payable in equal installments over such period and shall bear interest at such rate (which shall not be less than the prime bank loan rate as determined by the Board) as the Board shall approve, and (ii) the Participant shall be personally liable for payment of the unpaid principal balance and all accrued but unpaid interest. Other methods of payment may also be used if approved by the Board in its sole and absolute discretion and provided for under the Stock Incentive Agreement.

                  (f) Conditions to Exercise of an Option. Each Option granted under the Plan shall vest and shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Board shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Board, at any time before complete termination of such Option, may accelerate the time or times at which such Option may vest or be exercised in whole or in part. Notwithstanding the foregoing, an Option intended to meet the FLSA Exclusion shall not be exercisable for at least six (6) months following the date it is granted, except by reason of death, disability, retirement, a change in corporate ownership or other circumstances permitted under regulations promulgated under the FLSA Exclusion. The Board may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, without limitation, vesting or performance-based restrictions, rights of the Company to re-purchase Shares acquired pursuant to the exercise of an Option, voting restrictions, investment intent restrictions, restrictions on transfer, "first refusal" rights of the Company to purchase Shares acquired pursuant to the exercise of an Option prior to their sale to any other person, "drag along" rights requiring the sale of shares to a third party purchaser in certain circumstances, "lock up" type restrictions in the case of an initial public offering of the Company's stock, restrictions or limitations that would be applied to stockholders under any applicable restriction agreement among the stockholders, and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares.

                  (g) Transferability of Options. An Option shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant; provided, however, that in the event the Participant is incapacitated and unable to exercise his or her Option, such Option may be exercised by such Participant's legal guardian, legal representative, or other representative whom the Board deems appropriate based on applicable facts and circumstances. The determination

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of incapacity of a Participant and the determination of the appropriate representative of the Participant who shall be able to exercise the Option if the Participant is incapacitated shall be determined by the Board in its sole and absolute discretion. Notwithstanding the foregoing, except as otherwise provided in the Stock Incentive Agreement, a NQSO may also be transferred by a Participant as a bona fide gift (i) to his spouse, lineal descendant or lineal ascendant, siblings and children by adoption, (ii) to a trust for the benefit of one or more individuals described in clause (i) and no other persons, or (iii) to a partnership of which the only partners are one or more individuals described in clause (i), in which case the transferee shall be subject to all provisions of the Plan, the Stock Incentive Agreement and other agreements with the Participant in connection with the exercise of the Option and purchase of Shares. In the event of such a gift, the Participant shall promptly notify the Board of such transfer and deliver to the Board such written documentation as the Board may in its discretion request, including, without limitation, the written acknowledgment of the donee that the donee is subject to the provisions of the Plan, the Stock Incentive Agreement and other agreements with the Participant.

                  (h) Special Provisions for Certain Substitute Options. Notwithstanding anything to the contrary in this Section, any Option in substitution for a stock option previously issued by another entity, which substitution occurs in connection with a transaction to which Code ss.424(a) is applicable, may provide for an exercise price computed in accordance with Code ss.424(a) and the regulations thereunder and may contain such other terms and conditions as the Board may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued stock option being replaced thereby.

                  (i) ISO Tax Treatment Requirements. With respect to any Option which purports to be an ISO, to the extent that the aggregate Fair Market Value (determined as of the date of grant of such Option) of stock with respect to which such Option is exercisable for the first time by any individual during any calendar year exceeds one hundred thousand dollars ($100,000.00), such Option shall not be treated as an ISO in accordance with Code ss.422(d). The rule of the preceding sentence is applied in the order in which Options are granted. Also, with respect to any Option which purports to be an ISO, such Option shall not be treated as an ISO if the Participant disposes of shares acquired thereunder within two (2) years from the date of the granting of the Option or within one (1) year of the exercise of the Option, or if the Participant has not meet the requirements of Code ss.422(a)(2).

         7.3 TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS. A Stock Appreciation Right may be granted in connection with all or any portion of a previously or contemporaneously granted Option or not in connection with an Option. A Stock Appreciation Right shall entitle the Participant to receive upon exercise or payment the excess of the Fair Market Value of a specified number of Shares at the time of exercise, over a specified price which shall be not less than the Exercise Price for that number of Shares in the case of a Stock Appreciation Right granted in connection with a previously or contemporaneously granted Option, or in the case of any other Stock Appreciation Right, not less than one hundred percent (100%) of the Fair Market Value of that number of Shares at the time the Stock Appreciation Right was granted. The exercise of a Stock Appreciation Right shall result in a pro rata surrender of the related Option to the extent the Stock Appreciation Right has been exercised.

                  (a) Payment. Upon exercise or payment of a Stock Appreciation Right, the Company shall pay to the Participant the appreciation in cash or Shares (at the aggregate Fair Market Value on the date of payment or exercise) as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Board may determine.

                  (b) Conditions to Exercise. Each Stock Appreciation Right granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Board shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Board, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised in whole or in part.

                  (c) Transferability of Stock Appreciation Rights. Except as otherwise provided in a Participant's Stock Incentive Agreement, no Stock Appreciation Right granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Stock Incentive Agreement, all Stock Appreciation Rights granted to a Participant under the Plan shall be exercisable, during the Participant's lifetime, only by the Participant; provided, however, that in the event the Participant is incapacitated and unable to exercise his or her Stock Appreciation Right, such Stock Appreciation Right may be exercised by such Participant's legal guardian, legal representative, or other representative whom the Board deems appropriate based on applicable facts and circumstances. The determination of incapacity of a Participant and the determination of the appropriate representative of the Participant shall be determined by the Board in its sole and absolute discretion. Notwithstanding the foregoing, except as otherwise provided in the Stock Incentive Agreement, (A) a Stock Appreciation Right which is granted in connection with the grant of a NQSO may be transferred, but only with the NQSO, and (B) a Stock Appreciation Right which is not granted in connection with the grant of a NQSO, may be transferred by the Participant as a bona fide gift (i) to his spouse, lineal descendant or lineal ascendant, siblings and children by adoption, (ii) to a trust for the benefit of one or more individuals described in clause (i), or (iii) to a partnership of which the only partners are one or more individuals described in clause (i), in which case the transferee shall be subject to all provisions of the Plan, the Stock Incentive Agreement and other agreements with the Participant in connection with the exercise of the Stock Appreciation Right. In the event of such a gift, the Optionee shall promptly notify the Board of such transfer and deliver to the Board such written documentation as the Board may in its discretion request, including, without limitation, the written acknowledgment of the donee that the donee is subject to the provisions of the Plan, the Stock Incentive Agreement and other agreements with the Participant in connection with the exercise of the Stock Appreciation Right.

                  (d) Special Provisions for Tandem SAR's. A Stock Appreciation Right granted in connection with an Option may only be exercised to the extent that the related Option has not been exercised. A Stock Appreciation Right granted in connection with an ISO (1) will expire no later than the expiration of the underlying ISO, (2) may be for no more than the difference between the exercise price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Stock Appreciation Right is exercised, (3) may be transferable only when, and under the same conditions as, the underlying ISO is transferable, and (4) may be exercised only
(i) when the underlying ISO could be exercised and (ii) when the Fair Market Value of the Shares subject to the ISO exceeds the exercise price of the ISO.

         7.4 TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS. Shares awarded pursuant to Restricted Stock Awards shall be subject to such restrictions as determined by the Board for periods determined by the Board. Unless the applicable Stock Incentive Agreement provides otherwise, holders of Restricted Stock Awards shall be entitled to vote and receive dividends during the periods of restriction to the same extent as such holder would have been entitled if he were a holder of the relevant number and type of unrestricted Shares. The Board shall have the power to permit, in its discretion, an acceleration of the expiration of the applicable restriction period with respect to any part or all of the Shares awarded to a Participant. The Board may require a cash payment from the Participant in an amount no greater than the aggregate Fair Market Value of the Shares awarded determined at the date of grant in exchange for the grant of a Restricted Stock Award or may grant a Restricted Stock Award without the requirement of a cash payment. A Restricted Stock Award may be transferred by the holder Participant, except as otherwise provided in the Stock Incentive Agreement, as a bona fide gift (i) to his spouse, lineal descendant or lineal ascendant, siblings and children by adoption, (ii) to a trust for the benefit of one or more individuals described in clause (i), or
(iii) to a partnership of which the only partners are one or more individuals described in clause (i), in which case the transferee shall be subject to all provisions of the Plan, the Stock Incentive Agreement, and other agreements with the Participant in connection with the Restricted Stock Award. In the event of such a gift, the Participant shall promptly notify the Board of such transfer and deliver to the Board such written documentation as the Board may in its discretion request, including, without limitation, the written acknowledgment of the donee that the donee is subject to the provisions of the Plan, the Stock Incentive Agreement and other agreements with the Participant in connection with the Restricted Stock Award.

                                   SECTION 8.
                              SECURITIES REGULATION

         Each Stock Incentive Agreement may provide that, upon the receipt of Shares as a result of the exercise of a Stock Incentive or otherwise, the Participant shall, if so requested by the Company, hold such Shares for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Each Stock Incentive Agreement may also provide that, if so requested by the Company, the Participant shall make a written representation to the Company that he or she will not sell or offer to sell any of such Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended ("1933 Act"), and any applicable state securities law or, unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Certificates representing the Shares transferred upon the exercise of a Stock Incentive granted under this Plan may at the discretion of the Company bear a legend to the effect that such Shares have not been registered under the 1933 Act or any applicable state securities law and that such Shares may not be sold or offered for sale in the absence of an effective registration statement as to such Shares under the 1933 Act and any applicable state securities law or an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required.

                                   SECTION 9.
                                  LIFE OF PLAN

         No Stock Incentive shall be granted under this Plan on or after the earlier of:

                  (a) the tenth (10th) anniversary of the effective date of this Plan (as determined under Section 4 of this Plan), in which event this Plan otherwise thereafter shall continue in effect until all outstanding Stock Incentives have been exercised in full or no longer are exercisable, or

                  (b)      the date on which all of the Shares reserved under
Section 3 of this Plan have (as a result of the exercise of Stock Incentives granted under this Plan or lapse of all restrictions under a Restricted Stock Award) been issued or no longer are available for use under this Plan, in which event this Plan also shall terminate on such date.

                                   SECTION 10.
                                   ADJUSTMENT

         Notwithstanding anything in Section 12 to the contrary, the number of Shares reserved under Section 3 of this Plan, the limit on the number of Shares which may be granted during a calendar year to any individual under Section 3 of this Plan, the number of Shares subject to Stock Incentives granted under this Plan, and the Exercise Price of any Options and the specified exercise price of any Stock Appreciation Rights, shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Board shall have the right to adjust (in a manner which satisfies the requirements of Code ss.424(a)) the number of Shares reserved under Section 3, and the number of Shares subject to Stock Incentives granted under this Plan, and the Exercise Price of any Options and the specified exercise price of any Stock Appreciation Rights in the event of any corporate transaction described in Code ss.424(a) which provides for the substitution or assumption of such Stock Incentives. If any adjustment under this Section creates a fractional Share or a right to acquire a fractional Share, such fractional Share shall be disregarded, and the number of Shares reserved under this Plan and the number subject to any Stock Incentives granted under this Plan shall be the next lower number of Shares, rounding all fractions downward. An adjustment made under this Section by the Board shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in the number of Shares reserved under Section 3.

                                   SECTION 11.
                        CHANGE OF CONTROL OF THE COMPANY

         11.1 General Rule for Options. Except as otherwise provided in a Stock Incentive Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Options granted under this Plan, with respect to any Option granted under this Plan which is not so assumed or substituted (a "Non-Assumed Option"), the Committee, in its sole and absolute discretion, may, with respect to any or all of such Non-Assumed Options, take any or all of the following actions to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the thirty (30) day period immediately preceding the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the "Action Effective Date"):

                  (a) Accelerate the vesting and/or exercisability of such Non-Assumed Option; and/or

                  (b) Unilaterally cancel such Non-Assumed Option in exchange for:

                           (i) whole and/or fractional Shares (or for whole Shares and cash in lieu of any fractional Share) or whole and/or fractional shares of a successor (or for whole shares of a successor and cash in lieu of any fractional share) which, in the aggregate, are equal in value to the excess of the Fair Market Value of the Shares which could be purchased subject to such Non-Assumed Option determined as of the Action Effective Date (taking into account vesting) over the aggregate Exercise Price for such Shares; or

                           (ii) cash or other property equal in value to the excess of the Fair Market Value of the Shares which could be purchased subject to such Non-Assumed Option determined as of the Action Effective Date (taking into account vesting) over the aggregate Exercise Price for such Shares; and/or.

                  (c) Unilaterally cancel such Non-Assumed Option after providing the holder of such Option with (1) an opportunity to exercise such Non-Assumed Option to the extent vested within a specified period prior to the date of the Change of Control, and (2) notice of such opportunity to exercise prior to the commencement of such specified period.

However, notwithstanding the foregoing, to the extent that the recipient of Non-Assumed Option is an Insider, payment of cash in lieu of whole or fractional Shares or shares of a successor may only be made to the extent that such payment
(1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless a Stock Incentive Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of an Option.

         11.2 General Rule for SARs. Except as otherwise provided in a Stock Incentive Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Stock Appreciation Rights granted under this Plan, with respect to any Stock Appreciation Right granted under this Plan which is not so assumed or substituted (a "Non-Assumed SAR"), the Committee, in its sole and absolute discretion, may, with respect to any or all of such Non-Assumed SARs, take either or both of the following actions to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the thirty (30) day period immediately preceding the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the "Action Effective Date"):

                  (a) Accelerate the vesting and/or exercisability of such Non-Assumed SAR; and/or

                  (b) Unilaterally cancel such Non-Assumed SAR in exchange for:

                           (i) whole and/or fractional Shares (or for whole Shares and cash in lieu of any fractional Share) or whole and/or fractional shares of a successor (or for whole shares of a successor and cash in lieu of any fractional share) which, in the aggregate, are equal in value to the excess of the Fair Market Value of the Shares subject to such Non-Assumed SAR determined as of the Action Effective Date over the Fair Market Value of the Shares subject to such Non-Assumed SAR determined as of the date of grant of the SAR; or

                           (ii) cash or other property equal in value to the excess of the Fair Market Value of the Shares subject to such Non-Assumed SAR determined as of the Action Effective Date over the Fair Market Value of the Shares subject to such Non-Assumed SAR determined as of the date of grant of the SAR.

However, notwithstanding the foregoing, to the extent that the recipient of Non-Assumed SAR is an Insider, payment of cash in lieu of whole or fractional Shares or shares of a successor may only be made to the extent that such payment
(1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless a Stock Incentive Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of a SAR.

         11.3 General Rule for Other Stock Incentive Agreements. If a Change of Control occurs, then, except to the extent otherwise provided in the Stock Incentive Agreement pertaining to a particular Stock Incentive or as otherwise provided in this Plan, each Stock Incentive shall be governed by applicable law and the documents effectuating the Change of Control.

                                   SECTION 12.
                            AMENDMENT OR TERMINATION

         This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, no such amendment shall be made absent the approval of the stockholders of the Company
(a) to increase the number of Shares reserved under Section 3, except as set forth in Section 10, (b) to extend the maximum life of the Plan under Section 9 or the maximum exercise period under Section 7, (c) to decrease the minimum Exercise Price under Section 7, or (d) to change the designation of Employees eligible for Stock Incentives under Section 6. The Board also may suspend the granting of Stock Incentives under this Plan at any time and may terminate this Plan at any time. The Company shall have the right to modify, amend or cancel any Stock Incentive after it has been granted if (I) the modification, amendment or cancellation does not diminish the rights or benefits of the Stock Incentive recipient under the Stock Incentive (provided, however, that a modification, amendment or cancellation which results solely in a change in the tax consequences with respect to a Stock Incentive shall not be deemed as a diminishment of rights or benefits of such Stock Incentive), (II) the Participant consents in writing to such modification, amendment or cancellation,
(III) there is a dissolution or liquidation of the Company, (IV) this Plan and/or the Stock Incentive Agreement expressly provides for such modification, amendment or cancellation, or (V) the Company would otherwise have the right to make such modification, amendment or cancellation by applicable law.

                                  SECTION 13.
                                 MISCELLANEOUS

         13.1 STOCKHOLDER RIGHTS. No Participant shall have any rights as a stockholder of the Company as a result of the grant of a Stock Incentive to him or to her under this Plan or his or her exercise of such Stock Incentive pending the actual delivery of Shares subject to such Stock Incentive to such Participant.

         13.2 NO GUARANTEE OF CONTINUED RELATIONSHIP. The grant of a Stock Incentive to a Participant under this Plan shall not constitute a contract of employment and shall not confer on a Participant any rights upon his or her termination of employment or relationship with the Company in addition to those rights, if any, expressly set forth in the Stock Incentive Agreement which evidences his or her Stock Incentive.

         13.3 WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company as a condition precedent for the fulfillment of any Stock Incentive, an amount sufficient to satisfy Federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan and/or any action taken by a Participant with respect to a Stock Incentive Award. Whenever Shares are to be issued to a Participant upon exercise of an Option, the Company shall have the right to require the Participant to remit to the Company, as a condition of exercise of the Option, an amount in cash (or, unless the Stock Incentive Agreement provides otherwise, in Shares) sufficient to satisfy federal, state and local withholding tax requirements at the time of exercise. However, notwithstanding the foregoing, to the extent that a Participant is an Insider, satisfaction of withholding requirements by having the Company withhold Shares may only be made to the extent that such withholding of Shares (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless the Stock Incentive Agreement provides otherwise, the withholding of shares to satisfy federal, state and local withholding tax requirements shall be a subsequent transaction approved by the original grant of a Stock Incentive. Notwithstanding the foregoing, in no event shall payment of withholding taxes be made by a retention of Shares by the Company unless the Company retains only Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld.

         13.4 NOTIFICATION OF DISQUALIFYING DISPOSITIONS OF ISO OPTIONS. If a Participant sells or otherwise disposes of any of the Shares acquired pursuant to an Option which is an ISO on or before the later of (1) the date two (2) years after the date of grant of such Option, or (2) the date one (1) year after the exercise of such Option, then the Participant shall immediately notify the Company in writing of such sale or disposition and shall cooperate with the Company in providing sufficient information to the Company for the Company to properly report such sale or disposition to the Internal Revenue Service. The Participant acknowledges and agrees that he may be subject to federal, state and/or local tax withholding by the Company on the compensation income recognized by Participant from any such early disposition, and agrees that he shall include the compensation from such early disposition in his gross income for federal tax purposes. Participant also acknowledges that the Company may condition the exercise of any Option which is an ISO on the Participant's express written agreement with these provisions of this Plan.

         13.5 TRANSFER. The transfer of an Employee between or among the Company, a Subsidiary or a Parent shall not be treated as a termination of his or her employment under this Plan.

         13.6 CONSTRUCTION. This Plan shall be construed under the laws of the State of Delaware.

                                     FORM OF
                         GLOBAL PREFERRED HOLDINGS, INC.
                              STOCK INCENTIVE PLAN
                         STOCK OPTION GRANT CERTIFICATE

[FRONT OF CERTIFICATE]

Global Preferred Holdings, Inc., a Delaware corporation (the "Company"), hereby grants to the optionee named below ("Optionee") an option (this "Option") to purchase the total number of shares shown below of Common Stock of the Company ("Shares") at the exercise price per share set forth below (the "Exercise Price"), subject to all of the terms and conditions on the reverse side of this Stock Option Grant Certificate and the Global Preferred Holdings, Inc. Stock Incentive Plan (the "Plan"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Plan. The terms and conditions set forth on the reverse side hereof and the terms and conditions of the Plan are incorporated herein by reference.

Shares Subject to Option:

Exercise Price Per Share:

Term of Option: TEN (10) YEARS

Vesting:
Shares subject to issuance under this Option shall be eligible for exercise according to the vesting schedule described in Section 10 on the reverse of this Stock Option Grant Certificate.

IN WITNESS WHEREOF, this Stock Option Grant Certificate has been executed by the Company by a duly authorized officer as of the date specified hereon.



GLOBAL PREFERRED HOLDINGS, INC.



By:
   -------------------------------

 Grant Date:

  Type of Stock Option:

      Incentive Stock Option (ISO)
  ----
      Non-Qualified Stock Option (NQSO)
  ----

Optionee hereby acknowledges receipt of a copy of the Plan, represents that Optionee has read and understands the terms and provisions of the Plan, and accepts this Option subject to all the terms and conditions of the Plan and this Stock Option Grant Certificate. Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of Shares purchased by exercise of this Option, and that Optionee should consult a tax adviser prior to such exercise or disposition.



-----------------------------------
[Name of Optionee]

[BACK OF CERTIFICATE]

1. EXERCISE PERIOD OF OPTION. Subject to the terms and conditions of this Stock Option Grant Certificate and the Plan, and unless otherwise modified in writing signed by the Company and Optionee, this Option may be exercised with respect to all of the Shares subject to this Option, but only according to the vesting schedule described in Section 10 below, prior to the date which is the last day of the Term set forth on the face hereof following the Grant Date (hereinafter "Expiration Date").

2. RESTRICTIONS ON EXERCISE. This Option may not be exercised, unless such exercise is in compliance with the Securities Act of 1933 and all applicable state securities laws, as they are in effect on the date of exercise, and the requirements of any stock exchange or national market system on which the Company's Shares may be listed at the time of exercise. Optionee understands that the Company is under no obligation to register, qualify or list the Shares subject to this Option with the Securities and Exchange Commission ("SEC"), any state securities commission or any stock exchange to effect such compliance. [Also, this Option may not be exercised within the first six (6) months of the Grant Date noted hereon (except in situations otherwise allowed by this Option and Section 7(e)(8)(B) of the FLSA) if the Optionee is currently, at the time of exercise, or has been at any time within the two (2) year period immediately preceding exercise, a non-exempt (as defined in the FLSA) employee of the Company.]

3. TERMINATION OF OPTION. Except as provided below in this Section, this Option shall be immediately forfeited and may not be exercised after the date which is ninety (90) days after Optionee ceases to perform services for the Company, or any Parent or Subsidiary. Optionee shall be considered to perform services for the Company, or any Parent or Subsidiary, for all purposes under this Section and Section 10 hereof, if Optionee is an officer or full-time employee of the Company, or any Parent or Subsidiary, or if the Board determines that Optionee is rendering substantial services as a part-time employee, consultant, contractor or advisor to the Company, or any Parent or Subsidiary. The Board shall have discretion to determine whether Optionee has ceased to perform services for the Company, or any Parent or Subsidiary, and may determine that a material reduction or decrease in responsibilities is a cessation of the performance of services. The effective date on which services are determined by the Board to have ceased is the "Termination Date".
         (a) Termination for Cause. If Optionee ceases to perform services for the Company, or any Parent or Subsidiary, for Cause, this Option shall immediately be forfeited, along with any and all rights or subsequent rights attached thereto, as of the Termination Date, but in no event later than the Expiration Date. For this purpose, "Cause" shall be defined as set forth in the written employment agreement between the Optionee and the Company, or, if no such written agreement exists, "Cause" shall be defined as set forth in the Plan, or, if not defined in the Plan, "Cause" shall mean actions or omissions harmful to the Company as determined by the Board in its sole and absolute discretion.
         (b) Death. If Optionee ceases to perform services for the Company, or any Parent or Subsidiary, as a result of the death of Optionee, this Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee's legal representative within one (1) year after the Termination Date, but in no event later than the Expiration Date.
         (c) Disability. If Optionee ceases to perform services for the Company, or any Parent or Subsidiary, as a result of the disability (within the meaning of Code ss.22(e)(3)) of Optionee (as determined by the Board in its sole discretion), this Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee within one (1) year after the Termination Date, but in no event later than the Expiration Date.
         (d) No Right to Employment or Other Relationship. Nothing in the Plan or this Stock Option Grant Certificate shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company, or any Parent or Subsidiary, or limit in any way the right of the Company, or any Parent or Subsidiary, to terminate Optionee's employment or other relationship at any time, with or without cause.

4.       MANNER OF EXERCISE.

         (a) Exercise Agreement. This Option shall be exercisable by delivery to the Company of an executed Exercise and Shareholder Agreement ("Exercise Agreement") in the form of the Exercise Agreement delivered to Optionee, if applicable, or in such other form as may be approved or accepted by the Company, which shall set forth

Optionee's election to exercise this Option with respect to some or all of the Shares subject to this Option, the number of Shares subject to this Option being purchased, any restrictions imposed on the Shares subject to this Option, and such other representations and agreements as may be required by the Company to comply with applicable securities laws. The Company may modify the required Exercise Agreement at any time for any reason consistent with the Plan.
         (b) Exercise Price. Such Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased. Payment for the Shares being purchased may be made in U.S. dollars in cash (by check), or by delivery to the Company of a number of Shares which have been owned and completely paid for by the holder for at least six (6) months prior to the date of exercise (i.e., "mature shares" for accounting purposes) having an aggregate fair market value equal to the amount to be tendered, or a combination thereof. In addition, this Option may be exercised through a brokerage transaction following registration of the Shares under Section 12 of the Securities Exchange Act of 1934 as permitted under the provisions of Regulation T promulgated by the Federal Reserve Board applicable to cashless exercises.
         (c) Withholding Taxes. Prior to the issuance of Shares upon exercise of this Option, Optionee must pay, or make adequate provision for, any applicable federal or state withholding obligations of the Company. Optionee may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to Optionee by deducting the Shares retained from the Shares exercised.
         (d) Issuance of Shares. Provided that such Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall cause the Shares purchased to be issued in the name of Optionee or Optionee's legal representative. Optionee shall not be considered a Shareholder until such time as Shares have been issued as noted on the books of the Company.

5. NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If this Option is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to this ISO on or before the later of (a) the date two (2) years after the Grant Date, or (b) the date one (1) year after exercise of the ISO, with respect to the Shares to be sold or disposed, Optionee shall and hereby agrees to immediately notify the Company in writing of such sale or disposition. Optionee acknowledges and agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by Optionee from any such early disposition by payment in cash or out of the current wages or earnings payable to Optionee, and Optionee agrees to remit same to Company upon request. Optionee also hereby agrees that Optionee shall include the compensation from such early disposition in the Optionee's gross income for federal tax purposes.

6. NONTRANSFERABILITY OF OPTION. This Option may not be transferred in any manner, other than by will or by the laws of descent and distribution, and may be exercised during Optionee's lifetime only by Optionee. The terms of this Option shall be binding upon the executor, administrators, successors and assigns of Optionee. However, if this Option is a NQSO, it may be transferred to the extent allowed by the Plan.

7. TAX CONSEQUENCES. OPTIONEE UNDERSTANDS THAT THE GRANT AND EXERCISE OF THIS OPTION, AND THE SALE OF SHARES OBTAINED THROUGH THE EXERCISE OF THIS OPTION, MAY HAVE TAX IMPLICATIONS THAT COULD RESULT IN ADVERSE TAX CONSEQUENCES TO OPTIONEE. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH, OR WILL CONSULT WITH, HIS OR HER TAX ADVISOR; OPTIONEE FURTHER ACKNOWLEDGES THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX, FINANCIAL OR LEGAL ADVICE; AND IT IS SPECIFICALLY UNDERSTOOD BY THE OPTIONEE THAT NO REPRESENTATIONS ARE MADE AS TO THE QUALIFICATION OF THIS OPTION AS AN ISO OR AS TO ANY PARTICULAR TAX TREATMENT WITH RESPECT TO THE OPTION. OPTIONEE ALSO ACKNOWLEDGES THAT EXERCISE OF AN ISO OPTION MUST GENERALLY OCCUR WITHIN NINETY (90) DAYS OF TERMINATION OF EMPLOYMENT, REGARDLESS OF ANY LONGER PERIOD ALLOWED BY THIS STOCK OPTION GRANT CERTIFICATE.

8. INTERPRETATION. Any dispute regarding the interpretation of this Stock Option Grant Certificate shall be submitted to the Board or the Committee, which shall review such dispute in accordance with the Plan. The resolution of such a dispute by the Board or Committee shall be final and binding on the Company and Optionee.

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9.       ENTIRE AGREEMENT AND OTHER MATTERS. The Plan and the Exercise Agreement
are incorporated herein by this reference. Optionee acknowledges and agrees that the granting of this Option constitutes a full accord, satisfaction and release of all obligations or commitments made to Optionee by the Company or any of its officers, directors, shareholders or affiliates with respect to the issuance of any securities, or rights to acquire securities, of the Company or any of its affiliates. This Stock Option Grant Certificate, the Plan and the Exercise Agreement constitute the entire agreement of the parties hereto, and supersede all prior undertakings and agreements with respect to the subject matter hereof. This Stock Option Grant Certificate and the underlying Option are void ab initio unless this Certificate has been executed by the Optionee and the Optionee has agreed to all terms and provisions hereof.

10. VESTING AND EXERCISE OF SHARES. Subject to the terms of the Plan, this Stock Option Grant Certificate and the Exercise Agreement, the Optionee shall be entitled to purchase, pursuant to the exercise of this Option, the percentage of the Shares subject to this Option shown below based upon the Continuous Service of the Optionee from the Grant Date of this Option (as noted hereon) at the time of exercise:

VESTING SCHEDULE:

PERCENTAGE VESTED:

CONTINUOUS SERVICE:

For purposes of this Stock Option Grant Certificate, "Continuous Service" means a period of continuous performance of services by Optionee for the Company, a Parent, or a Subsidiary, as determined by the Board in its sole and absolute discretion.